READING INTERNATIONAL

Annual Shareholders Meeting

Presented on May 17, 2012

Safe Harbor Statement

Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

Financial Reconciliations

Use of EBITDA;

We use EBITDA in our evaluation of our performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons:

We believe that EBITDA is an industry comparative measure of financial performance. It is, in our experience, a measure commonly used by analysts and financial commentators who report on the cinema exhibition and real estate industries and a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers and market expectations and our creditworthiness. Also, analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies.

EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America and should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with accounting principles generally accepted in the United States for purposes of analyzing our profitability. The exclusion of various components such as interest, taxes, depreciation and amortization necessarily limit the usefulness of these measures when assessing our financial performance as not all funds depicted by EBITDA are available for management's discretionary use. For example, a substantial portion of such funds are subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time as described in more detail in this Annual Report on Form 10-K.

EBIT and EBITDA also fail to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs which, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced.

EBITDA, as calculated by us, may not be comparable to similarly titled measures reported by other companies.

Our Business

We are an internationally diversified company principally focused on the development, ownership, and operation of entertainment and real property assets in the United States, Australia, and New Zealand.

Currently, we operate in two business segments:

- Cinema Exhibition, through our 56 multiplex theaters, and
- Real Estate, including real estate development and the rental of retail, commercial and live theater assets.

We believe that these two business segments can complement one another, as the comparatively consistent cash flows generated by our cinema operations can be used to fund the front-end cash demands of our real estate development business.

We conduct our cinema operations on four basic and rather simple premises:

READING INTERNATIONAL

- first, notwithstanding the enormous advances that have been made in home entertainment technology, humans are essentially social beings, and will continue to want to go beyond the home for their entertainment, provided that they are offered clean, comfortable and convenient facilities, with state of the art technology;

- second, cinemas can be used as anchors for larger retail developments and our involvement in the cinema business can give us an advantage over other real estate developers or redevelopers who must identify and negotiate exclusively with third party anchor tenants;

- third, pure cinema operators can get themselves into financial difficulty as demands upon them to produce cinema based earnings growth tempt them into reinvesting their cash flow into increasingly marginal cinema sites. While we believe that there will continue to be attractive cinema acquisition opportunities in the future, and believe that we have taken advantage of one such opportunity through our purchase of Consolidated Cinemas, we do not feel pressure to build or acquire cinemas for the sake of simply adding units. We intend to focus our cash flow on our real estate development and operating activities, to the extent that attractive cinema opportunities are not available to us; and

- fourth, we are always open to the idea of converting an entertainment property to another use, if there is a higher and better use for the property, or to sell individual assets, if we are presented with an attractive opportunity.

Our real estate activities have historically consisted principally of:

- the ownership of fee or long-term leasehold interests in properties used in our cinema exhibition activities or which were acquired for the development of cinemas or cinema based real estate development projects;
- the acquisition of fee interests for general real estate development;
- the leasing to shows of our live theaters; and
- the redevelopment of existing cinema sites to their highest and best use.

We manage our worldwide cinema exhibition businesses under various different brands:

- in the US, under the Reading, Angelika Film Center, Consolidated Amusements, and City Cinemas brands;
- in Australia, under the Reading brand; and
- in New Zealand, under the Reading and Rialto brands.

Angelika Film Center USA

Reading Cinemas AUS

Reading Cinemas NZ

Rialto Cinemas NZ

Equity Snapshot

- 21.5 mil shares Class A Nonvoting Common,
- 1.5 mil shares Class B Voting Common

NASDAQ Listed:	This Year RDI		Prior Year RDI	
Price (Class A and B) (05/16/2012) vs (05/17/2011):	$ 5.55	$ 5.61	$ 4.58	$ 5.25
Market Cap (Class A and B) (05/16/2012) vs (05/17/2011):	$127.7 mil		$105.2 mil	
Shares Outstanding (03/31/2012) vs (03/31/2011):	23.0 mil		23.0 mil	
Float (05/15/2012) vs (05/17/2011):	17.2 mil		18.1 mil	
Revenues (ytd to 12/31/2011 & 2010):	$245.8 mil		$230.1 mil	
Net income (loss) (ytd to 12/31/2011 & 2010):	$10.0 mil		$(12.7) mil	
EBITDA (ytd to 12/31/2011 & 2010):	$35.6 mil		$29.8 mil	

Source: Yahoo Finance, Company 10K Dec 31, 2010, & 10Q for Mar 31, 2012
2010 results have been adjusted to reflect the transfer of Lake Taupo from held for sale to operating

Business and Geographic Mix

Revenue by Business



Real Estate
8%
[8%]
Cinema
Exhibit'n
92%
[92%]

Total: $245.8 Million

Revenue by Region



New
Zealand
9%
[11%]
Australia
45%
[41%]
USA
46%
[48%]

Total: $245.8 Million

(YTD to 12/31/11)

Business and Geographic Mix

READING INTERNATIONAL

Assets by Business



Corp.
3%
[6%]
Real Estate
40%
[43%]
Cinema
Exhibit'n
57%
[51%]

Total: $430.8 Million

Assets by Region



New
Zealand
17%
[16%]
USA
26%
[29%]
Australia
57%
[55%]

Total: $430.8 Million

(As of 12/31/11)

Real Estate Valuation

(as of 05/16/2012)

Ticker	Name	Market Cap (mil)	Price/ Book (mrq)	EV/Rev (ttm)	EV/EBITDA (ttm)	EBITDA (ttm)
RDI	**Reading International**	**$ 128**	**1.0**	**1.5**	**10.4**	**$ 35.6**
AKR	Acadia Realty Trust	$ 984	2.5	11.1	21.4	$ 80.1
AEC	Associated Estates Realty	$ 698	2.4	8.3	18.6	$ 79.0
BXG	Bluegreen Corp.	$ 161	0.5	1.9	6.1	$ 124.8
CDR	Cedar Realty Trust Inc.	$ 328	1.0	8.5	15.5	$ 75.0
EPR	Entertainment Properties Trust	$ 2,030	1.4	10.7	12.7	$ 260.1
GRT	Glimcher Realty Trust	$ 1,340	3.1	10.0	19.2	$ 137.7
IRC	Inland Real Estate Corp.	$ 740	2.3	9.3	16.4	$ 91.6
LTC	LTC Properties Inc.	$ 992	2.3	15.6	17.5	$ 77.9
KRG	Kite Realty Group Trust	$ 318	1.0	9.2	15.2	$ 63.2
PEI	Pennsylvania Real Estate Investment Trust	$ 748	1.4	6.5	12.7	$ 234.2
RPT	Ramco-Gershenson Properties Trust	$ 494	1.4	8.0	14.5	$ 68.9
BFS	Saul Centers Inc.	$ 790	10.8	9.4	15.0	$ 113.1
UBA	Urstadt Biddle Properties	$ 527	2.2	8.5	14.9	$ 51.1
	Average	**$ 781**	**2.5**	**9.0**	**15.3**	**$ 112.1**

Source: Yahoo Finance, Company 10K Dec 31, 2011

Cinema Exhibition Valuation
(05/16/2012)

Ticker	Name	# of Screen	Market Cap (mil)	Price/ Book (mrq)	EV/Rev (ttm)	EV/EBITDA (ttm)	EBITDA (ttm)
RDI	Reading International	467	$ 128	1.0	1.5	10.4	$ 35.6
RGC	Regal Entertainment	6,587	$ 2,180	N/A	1.4	7.9	$ 513.2
MCS	Marcus Corporation	684	$ 383	1.1	1.5	7.9	$ 77.1
CKEC	Carmike Cinemas	2,254	$ 270	N/A	1.1	6.3	$ 91.0
CNK	Cinemark Holdings	5,181	$ 2,710	2.6	1.7	7.7	$ 513.1
	Average	3,677	$ 1,386	1.8	1.4	7.4	$ 298.6
IMAX	IMAX	517	$ 1,430	7.3	6.6	36.8	$ 43.4

Source: Yahoo Finance, Company 10K Dec 31, 2011

Cinema Exhibition Business

Country		Wholly Owned	Con	Un	Man	Total
New Zealand	- Cinemas	7	0	2	0	9
	Screens	40	0	13	0	53
Australia	- Cinemas	18	2	1	0	21
	Screens	138	11	16	0	165
United States	- Cinemas	23	1	0	2	26
	Screens	234	6	0	9	249
Total	**- Cinemas**	**48**	**3**	**3**	**2**	**56**
	Screens	**412**	**17**	**29**	**9**	**467**

Angelika Film Center USA

Reading Cinemas AUS

Reading Cinemas NZ

Rialto Cinemas NZ

Digital Integration

READING INTERNATIONAL

- Integrators consist of in
  - US - Cinedigm, Christie, Sony and GDC
  - AU & NZ - Cinedigm, Christie and Edge
- Equipment Suppliers in
  - US - Barco, NEC, Christie and Sony
  - AU & NZ - Barco, NEC, Christie and Sony

	Currently Digitalized	Digitalized over the Next 24 months	Total
New Zealand	10	30	40
Australia	30	118	148
United States	24	206	230
Total	64	354	418

World Wide Asset Base

READING INTERNATIONAL

New Zealand



Australia



United States



New Zealand Asset Base

New Zealand Freehold

- ✓ Courtenay Central ETRC
- ✓ Invercargill
- ✓ Manukau
- ✓ Napier
- ✓ Rotorua

New Zealand Leasehold

- ✓ Palms (Christchurch)
- ✓ Porirua
- ✓ Queenstown








READING
CINEMAS



New Zealand Freehold

US $ values @ 12/31/2011

READING INTERNATIONAL

Real Estate Development Properties

Property	Square Footage/ Acreage	Gross Book Value (in U.S. Dollars)	
Courtenay Central, Wellington, New Zealand	1.1 acre	$	6,268,000
Manukau, Auckland, New Zealand	64.0 acres zoned agricultural 6.4 acres zoned industrial		14,165,000

Income Producing Real Estate Holdings

Property	Square Feet of Improvements (rental/entertainment)	Gross Book Value (in U.S. Dollars)		Percentage Leased
Courtenay Central, New Zealand	38,000 / 71,000 Plus a 335,000 square foot parking structure	$	24,771,000	75%
Invercargill Cinema, New Zealand	10,000 / 24,000		3,061,000	72%
Napier Cinema, New Zealand	12,000 / 17,000		3,251,000	100%
Rotorua Cinema, New Zealand	0 / 19,000		2,874,000	N/A

Source: 10K this slide should be reviewed in conjunction with the Note associated to the Real Estate Development Properties section; and the Income Producing Real Estate Holdings section.

Courtenay Central ETRC


READING CINEMAS









- ✓ Theatres - 10
- ✓ 3D Digital - 4
- ✓ Titan XC - 1

Courtenay Central ETRC











Courtenay Central ETRC


P
PARKING
CASUAL
PERMANENT




P
PARKING
CASUAL
PERMANENT
CAR PARK


READING
CINEMAS



Manukau



South Western Motorway



Piggott
Kirkpatrick
203,814 sq m
Cooney
Landplan
McAlister

NZ Cinemas
Non Financial Statistics Summary

READING INTERNATIONAL

NZ Cinemas - Non Financial Statistics Summary					
Theater Name	# of Auditorium	Stadium Auditorium	Titan XC	Digital 3D	Digitalization over the Next 24Mth
Courtenay	10	10	1	4	6
Invercargill	5	5	-	1	4
Napier	4	4	-	1	3
Palms	8	8	-	2	6
Porirua	5	5	-	1	4
Rotorua	5	5	-	1	4
Queenstown	3	2	-	-	3
Total NZ Owned Cinemas	**40**	**39**	**1**	**10**	**30**

Palms (Christchurch) Before the Earthquake


READING
CINEMA
TICKETS




TICKETS

- ✓ Theatres - 8
- ✓ 3D Digital - 2

Palms (Christchurch) the Earthquakes

READING INTERNATIONAL


Residential red zone. Approximately 7000 houses.
40km
Christchurch
Christchurch International Airport
Bishopdale
Northcote
Papanui
Mairehau
Bryndwr
Saint Albans
Merivale
Burnside
Avonhead
Russley
Ilam
Richmond
Burwood
Avondale
Aranui
North New Brighton
New Brighton
South New Brighton
Travis Wetland Nature Heritage Park
Parklands
Broomfield
Hei Hei
Sockburn
Riccarton
Linwood
Bromley
Hornby
Middleton
Addington
Woolston
Wigram
Wigram Airport
Spreydon
Saint Martins
Southshore
Canterbury Agricultural Park
Cashmere
Huntsbury
Hillsborough
Mount Pleasant
Redcliffs
Clifton
Sumner
Westmorland
Cashmere Hills
Heathcote Valley
Halswell
Castle Rock Reserve
Mount Vernon Park
Victoria Park
Tauhinu-Korokio Scenic Res
Bowenvale Park
Kennedys Bush
Lyttelton
Buckleys Bay Scenic Reserve
Bealey Ave
Moorhouse Ave
Deans Ave
Main South Rd
Halswell Junction Rd

	Sep 4th 2010	Dec 26th 2010	Feb 22nd 2011	Jun 13th 2011	Dec 23rd 2011
Magnitude	7.1	4.9	6.3	6.4	6.0
Time	4:35am	10:30am	12:51pm	2:20pm	3:18pm
Depth	33km	5km	5km	7km	7km
Distance from Palms	40km	5km	8.5km	9km	7km
Days Palms closed	7	Nil	267	Closed	17

Palms (Christchurch) After the Earthquake

READING INTERNATIONAL


PEPSI
KAPITI

Palms (Christchurch)
Re-opening After the Earthquake

READING
INTERNATIONAL


READING
CINEMAS


TICKETS




JUMBO COMBO
$10.50
$9.30

Queenstown


READING
CINEMAS
CHAMPIONS


ALL BLACKS
READING
CINEMAS



- ✓ Theatres - 3

Australia Asset Base

READING INTERNATIONAL

Australia Freehold

- ✓ Auburn ETRC
- ✓ Belmont ETRC
- ✓ Bundaberg
- ✓ Burwood
- ✓ Indooroopilly
- ✓ Maitland
- ✓ Melbourne Office
- ✓ Moonee Ponds
- ✓ Newmarket
- ✓ Taringa
- ✓ Waurn Ponds - Ground Lease


READING







Australia Leasehold

- ✓ Charlestown
- ✓ Chirnside Park
- ✓ Dandenong
- ✓ Dubbo
- ✓ Elizabeth
- ✓ Epping
- ✓ Harbourtown
- ✓ Mandurah
- ✓ Melton
- ✓ Redbank
- ✓ Rhodes
- ✓ Rouse Hill
- ✓ Sunbury
- ✓ Townsville
- ✓ Westlakes

- ✓ Mt. Gravatt (1/3 Ownership)



Australia Freehold

US $ values @ 12/31/2011

Real Estate Development Properties

Property	Square Footage/ Acreage	Gross Book Value (in U.S. Dollars)
Auburn, Sydney, Australia	2.6 acres	$ 2,078,000
Burwood, Victoria, Australia	50.6 acres	53,419,000
Moonee Ponds, Victoria, Australia	3.3 acres	14,201,000
Newmarket, Queensland, Australia	0.6 acres	2,815,000
Taringa, Queensland, Australia	0.54 acres	1,848,000

Income Producing Real Estate Holdings

Property	Square Feet of Improvements (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Auburn, Australia	57,000 / 57,000 Plus an 871-space subterranean parking structure	$ 37,141,000	100%
Belmont, Australia	15,000 / 52,000	15,804,000	78%
Indooroopilly, Australia	24,000 / 0	13,527,000	100%
Maitland Cinema, Australia	0/ 22,000	2,439,000	N/A
Newmarket, Australia	93,000 / 0	44,440,000	100%

Long-Term Leasehold Real Estate Holdings

Property	Square Footage (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Waurn Ponds, Australia	6,000 / 52,000	$ 3,606,000	100%

Source: 10K this slide should be reviewed in conjunction with the Note associated to the Real Estate Development Properties section; the Income Producing Real Estate Holdings section; and the Long Term Leasehold Real Estate Holdings section.

Auburn ETRC


READING
CINEMAS


KATHMANDU


READING
CINEMAS

- ✓ Theatres - 10
- ✓ 3D Digital - 1

Belmont


READING
CINEMAS
GET SESSION TIMES AND
SPECIAL OFFERS
EMAILED EVERY WEEK
JOIN BOXOFFICEMAIL AT
WWW.READINGCINEMAS.COM.AU







- ✓ Theatres - 10
- ✓ 3D Digital - 3
- ✓ Titan XC - 1

Burwood







Indooroopilly



West Regional Business Centre
70



Newmarket


NM







Waurn Ponds



READING



READING
CINEMAS
La Porchetta

- ✓ Theatres – 8
- ✓ 3D Digital - 2

AU Cinemas
Non Financial Statistics Summary

AU Cinemas - Non Financial Statistics Summary					
Theater Name	# of Auditorium	Stadium Auditorium	Titan XC	Digital 3D	Digitalization over the Next 24Mth
Auburn	10	10	-	1	8
Belmont	10	10	1	3	7
Bundaberg	4	4	-	1	3
Charlestown	8	8	1	4	4
Chirnside Park	8	8	-	1	7
Dandenong	6	6	-	1	5
Dubbo	5	5	-	1	4
Elizabeth	8	8	-	1	7
Epping	10	-	-	1	9
Harbourtown	14	14	-	2	12
Maitland	4	4	-	1	3
Mandurah	6	6	-	1	5
Melton	5	5	-	1	4
Redbank	8	8	-	1	7
Rhodes	8	8	-	1	7
Rouse Hill	9	9	-	2	7
Sunbury	5	5	-	1	4
Townsville	6	6	1	2	4
Waurn Ponds	8	8	-	2	6
West Lakes	7	7	-	2	5
Total AU Owned Cinemas	**149**	**139**	**3**	**30**	**118**

Chirnside


READING



- ✓ Theatres - 8
- ✓ 3D Digital - 1

Epping











- ✓ Theatres - 10
- ✓ 3D Digital - 1

Harbourtown




READING




READING
CINEMAS



- ✓ Theatres – 14
- ✓ 3D Digital - 2

Westlakes


READING
CINEMAS

- ✓ Theatres – 7
- ✓ 3D Digital - 2

United States Asset Base

USA Freehold

- ✓ Cinema 123
- ✓ Coachella
- ✓ Doheney Condo
- ✓ Minetta Lane
- ✓ Orpheum
- ✓ Old Railroad Properties
- ✓ Royal George Theatre
- ✓ Union Square















USA Leashold

Mainland

- ✓ AFC Dallas
- ✓ AFC NY
- ✓ Beekman
- ✓ Cal Oaks
- ✓ Carmel Mtn.
- ✓ Gaslamp
- ✓ Grossmont
- ✓ Manville
- ✓ Paris
- ✓ Rohnert Park
- ✓ Tower
- ✓ Town Square
- ✓ Valley Plaza
- ✓ Village East

Hawaii

- ✓ Kaahumanu
- ✓ Kahala
- ✓ Kapolei
- ✓ Koko Marina
- ✓ Ko'olau
- ✓ Kukui Mall
- ✓ Mililani
- ✓ Pearlridge
- ✓ Ward

Managed Cinemas

- ✓ AFC Plano
- ✓ East 86th Street

United States Freehold

US $ values @ 12/31/2011

READING INTERNATIONAL

Real Estate Development Properties

Property	Square Footage/ Acreage	Gross Book Value (in U.S. Dollars)
Coachella, USA	202.39 acres	$ 5,510,000

Income Producing Real Estate Holdings

Property	Square Feet of Improvements (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Cinemas 1, 2 & 3, USA	0 / 21,000	$ 23,458,000	N/A
Minetta Lane Theatre, USA	0 / 9,000	8,329,000	N/A
Orpheum Theatre, USA	0 / 5,000	3,430,000	N/A
Royal George, USA	37,000 / 23,000 Plus 21,000 square feet of parking	3,421,000	91%
Union Square Theatre, USA	21,000 / 17,000	9,045,000	100%

Long-Term Leasehold Real Estate Holdings

Property	Square Footage (rental/entertainment)	Gross Book Value (in U.S. Dollars)	Percentage Leased
Manville, USA	0 / 53,000	$ 2,274,000	N/A
Tower, USA	0 / 16,000	902,000	N/A
Village East, USA	4,000 / 38,000	11,950,000	100%

Source: 10K this slide should be reviewed in conjunction with the Note associated to the Real Estate Development Properties section; the Income Producing Real Estate Holdings section; and the Long Term Leasehold Real Estate Holdings section.

Coachella

READING INTERNATIONAL



COMMERCIAL / MIXED USE / HIGH DENSITY OVERLAY
COMMERCIAL / MIXED USE / HIGH DENSITY OVERLAY
COMMERCIAL / MIXED USE / HIGH DENSITY OVERLAY
IV
V
III
PHASE I
II
VI
VII
VIII
I
IX
PHASE I
X
XI

Cinemas 123


CINEMA 1,2 & 3
CAPTURING THE FRIEDMANS
SPELLBOUND
WHALE RIDER







✓ Theatres - 3

Royal George






ROYAL GEORGE THEATRE

Union Square









US Cinemas
Non Financial Statistics Summary

READING INTERNATIONAL

US Cinemas - Non Financial Statistics Summary					
Theater Name	# of Auditorium	Stadium Auditorium	Titan XC	Digital 3D	Digitalization over the Next 24Mth
AFC - Dallas	8	8	-	-	8
AFC - New York	6	-	-	-	6
Beekman	2	-	-	-	2
Cal Oaks	17	17	-	-	17
Carmel Mountain	12	-	-	-	-
Cinemas 1, 2 3	3	2	-	-	-
Gaslamp	15	15	-	1	14
Grossmont	10	10	-	2	8
Kaahumanu	6	-	-	1	5
Kahala	8	-	-	-	8
Kapolei	16	-	-	1	15
Koko Marina	8	8	-	-	8
Ko Olau	10	10	-	-	10
Kukui Mall	4	-	-	-	-
Manville	12	12	-	2	10
Mililani Town Center	14	14	-	2	12
Paris	1	-	-	-	1
Pearlridge West	16	4	-	1	15
Rohnert Park	16	16	-	2	14
Tower	3	1	-	-	3
Town Square	14	14	-	2	12
Valley Plaza	16	16	-	2	14
Village East	7	2	-	2	5
Ward	16	16	1	4	12
Total US Owned Cinemas	**240**	**165**	**1**	**22**	**199**
AFC - Plano	5	5	-	-	5
86th Street East	4	-	-	2	2
Total Managed Cinemas	**9**	**5**	**-**	**2**	**7**
Total US Owned & Managed Cinemas	**249**	**170**	**1**	**24**	**206**

US Arts Circuit vs. First Run Split

READING INTERNATIONAL

Theatre Name	US Art	US First Run	Total US
AFC - Dallas	8		8
AFC - New York	6		6
Beekman	2		2
Cal Oaks		17	17
Carmel Mountain		12	12
Cinemas 1, 2 3		3	3
Gaslamp		15	15
Grossmont		10	10
Kaahumanu		6	6
Kahala	8		8
Kapolei		16	16
Koko Marina		8	8
Ko Olau		10	10
Kukui Mall		4	4
Manville		12	12
Mililani Town Center		14	14
Paris	1		1
Pearlridge West		16	16
Rohnert Park		16	16
Tower	3		3
Town Square		14	14
Valley Plaza		16	16
Village East		7	7
Ward		16	16
AFC - Plano	5		5
86th Street East	4		4
Total	**37**	**212**	**249**

AFC Dallas

READING INTERNATIONAL


ANGELIKA
ngelikafilmcenter.com

- ✓ Theatres - 8

AFC New York









- ✓ Theatres - 6

AFC Plano






ANGELIKA FILM CENTER & CAFE

- ✓ Theatres - 5

Beekman


BEEKMAN
HEADHUNTERS
MARLEY
ONETWO





✓ Theatres - 2

Cal Oaks


The Movie Experience




Help



✓ Theatres - 17

Gaslamp

READING INTERNATIONAL









- ✓ Theatres – 15
- ✓ 3D Digital - 1

Manville




Reading
Lines


READING
CINEMAS



- ✓ Theatres – 12
- ✓ 3D Digital - 2

Mililani

READING INTERNATIONAL


MILILANI 14





- ✓ Theatres – 14
- ✓ 3D Digital - 2

Paris

READING INTERNATIONAL


Paris
AUDREY TAUTOU
COCO BEFORE CHANEL
A FILM BY ANNE FONTAINE


Paris
Catherine Deneuve
POTICHE
(Trophy Wife)
Paris
Catherine Deneuve POTICHE

- ✓ Theatres - 1

Rohnert Park


16
READING
CINEMAS







- ✓ Theatres - 16
- ✓ 3D Digital - 2

Tower

READING INTERNATIONAL


TOWER
TOWER
TOWER
COCO
BEFORE
CHANEL







✓ Theatres - 3

Village East



MaTRIX RELOADED
VILLAGE EAST
ATM









- ✓ Theatres - 7
- ✓ 3D Digital - 2

Ward




WARD 16 THEATRES


TITAN XC





- ✓ Theatres - 16
- ✓ 3D Digital - 4
- ✓ Titan XC - 1

2011 Financial Results

Twelve Month 2011 Highlights

READING INTERNATIONAL

- our revenue for the 2011 Quarter was $57.6 million, compared to $54.3 million in the same Quarter in 2010, an increase of 6.1%, primarily due to increases in revenue of $2.3 million in the U.S. and $1.2 million in Australia;

- our revenue for the 2011 Twelve Months was $245.8 million compared to $230.1 million in the 2010 Twelve Months, an increase of 6.8%, driven primarily by a $17.4 million increase in revenue in Australia;

- our EBITDA for the 2011 Twelve Months was $35.6 million compared to $29.8 million in the 2010 Twelve Months, an increase of 19.5%;

Twelve Month 2011 Highlights

- on June 24, 2011, we replaced our Australian Corporate Credit Facility of $115.8 million (AUS$110.0 million) with BOS International ("BOSI") with a new credit facility from National Australia Bank ("NAB") of $110.5 million (AUS$105.0 million). The NAB credit facility consisted of a term loan of $94.7 million (AUS$90.0 million), a revolving credit facility of $10.5 million (AUS$10.0 million), and a guarantee facility of $5.3 million (AUS$5.0 million). A combination of the term loan, a $9.5 million (AUS$9.0 million) draw from the revolving credit facility, and cash of $1.6 million (AUS$1.5 million) were used to pay off the BOSI credit facility. On August 2, 2011, we paid down our NAB revolving credit facility restoring the amount available under this revolving credit facility to $10.5 million (AUS$10.0 million) on that date. We have not subsequently drawn down against this revolving credit facility;

Twelve Month 2011 Highlights

- on August 25, 2011, we purchased a 17-screen multiplex in Murrieta, California for $4.2 million; and
- during the year, we relocated substantial portions of our accounting and administrative operations to available space in our Courtenay Central property in Wellington, New Zealand.

Summary Financial Data

READING INTERNATIONAL

Income Statement	Year Ended December 31,	
($ in thousands)	2011	2010
Revenues	$ 245,805	$ 230,119
Operating expenses	227,395	216,953
Operating income	18,410	13,166
Net income (loss) from continuing operations	(1,538)	885
Net income (loss) applicable to common shareholders	9,956	(12,650)
Earnings (loss) Per Share from continuing ops - fully diluted	0.36	(0.56)
Earnings (loss) Per Share from discontinued ops - fully diluted	0.07	0.00
Earnings (loss) Per Share - fully diluted	0.43	(0.56)
EBITDA	35,624	29,814
EBITDA change	$ 5,810	

Source: Company 10K December 31, 2011
Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide
2010 results have been adjusted to reflect the transfer of Lake Taupo from held for Sale to operating

Reconciliation of EBITDA to Net Income

($ in thousands)	Twelve Months Ended December 31, 2011	2010
EBITDA	$ 35,624	$ 29,814
Interest expense, net	(21,038)	(12,286)
Income tax provision	12,330	(14,264)
Depreciation & amortization	(16,960)	(15,914)
Net income (loss)	$ 9,956	$ (12,650)

Source: Company 10K December 31, 2011
2010 results have been adjusted to reflect the transfer of Lake Taupo from held for sale to operating

Summary Balance Sheet

READING INTERNATIONAL

($ in thousands)	12/31/2011	12/31/2010
Cash and Cash Equivalents	$ 31,597	$ 34,568
Receivables	6,973	5,470
Other Current Assets	13,902	64,879
Total Current Assets	52,472	104,917
Property Held for and Under Development	91,698	35,702
Property & Equipment	215,428	220,250
Investment in Unconsolidated Entities	7,839	10,415
Other Assets	63,327	59,065
Total Assets	**$ 430,764**	**$ 430,349**
Total Current Liabilities	$ 77,963	$ 162,551
LT Notes Payable	152,071	92,784
Subordinate Debt	27,913	27,913
Other LT Liabilities	47,830	34,462
Total Stockholder's Equity	124,987	112,639
Total Liabilities & Stockholder's Equity	**$ 430,764**	**$ 430,349**

First Quarter 2012

Financial Results

First Quarter 2012 Highlights

READING INTERNATIONAL

- our revenue for the 2012 Quarter was $62.7 million, compared to $54.2 million in the same Quarter in 2011, an increase of 15.5% primarily due to an increase in revenue of $6.2 million from our U.S. cinema circuit driven by an increase in U.S. box office attendance of 518,000;

- our EBITDA for the 2012 Quarter was $9.3 million compared to $6.2 million in the same Quarter in 2011, an increase of 50.3% driven by our increase in box office attendance;

- on February 29, 2012, we acquired for $1.8 million from the original lender a promissory note which is currently in default and which we believe to be indirectly secured by the 50% membership interest in the Angelika Film Center, LLC not already owned by our Company.

First Quarter 2012 Highlights

READING INTERNATIONAL

- On January 10, 2012, Shadow View Land and Farming, LLC, a limited liability company owned by our Company, acquired a 202-acre property, zoned for the development of up to 843 single-family residential units, located in the City of Coachella, California. The property was acquired at a foreclosure auction for $5.5 million. The property was acquired as a long-term investment in developable land with the intention of using it in the interim for agricultural purposes. Half of the funds used to acquire the land were provided by Mr. James J. Cotter, our Chairman, Chief Executive Officer and controlling shareholder. Upon the approval of our Conflicts Committee, these funds were converted on January 18, 2012 into a 50% interest. The limited liability company is administratively managed by our Company.

Summary Financial Data

READING INTERNATIONAL

Income Statement	Three Months Ended Mar 31,	
($ in thousands)	2012	2011
Revenues	$ 62,652	$ 54,242
Operating expenses	57,745	52,268
Operating income	4,907	1,974
Net income (loss) applicable to common shareholders	(239)	(2,480)
Earnings (loss) Per Share from continuing ops – Basic & fully diluted	(0.01)	(0.11)
EBITDA	9,342	6,215
EBITDA change	$ 3,127	

Source: Company 10Q Mar 31, 2012
Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide

Reconciliation of EBITDA to Net Income

($ in thousands)	Three Months Ended Mar 31, 2012	Three Months Ended Mar 31, 2011
EBITDA	$ 9,342	$ 6,215
Interest expense, net	(3,759)	(3,930)
Income tax provision	(1,625)	(636)
Depreciation & amortization	(4,197)	(4,129)
Net income	$ (239)	$ (2,480)

Source: Company 10Q Mar 31, 2012

Summary Balance Sheet

READING INTERNATIONAL

($ in thousands)	03/31/2012	03/31/2011
Cash and Cash Equivalents	$ 29,097	$ 26,833
Receivables	6,391	4,210
Other Current Assets	12,869	66,787
Total Current Assets	48,357	97,829
Property Held for and Under Development	99,203	37,015
Property & Equipment	215,523	220,390
Investment in Unconsolidated Entities	7,766	10,838
Other Assets	60,675	59,851
Total Assets	**$ 431,524**	**$ 425,923**
Total Current Liabilities	$ 75,738	$ 181,262
LT Notes Payable	149,661	68,896
Subordinate Debt	27,913	27,913
Other LT Liabilities	46,338	34,491
Total Stockholder's Equity	131,874	113,361
Total Liabilities & Stockholder's Equity	**$ 431,524**	**$ 425,923**

Source: Company 10Q Mar 31, 2012 & 10Q Mar 31, 2011

2012 Q1 vs. 2011Q1

READING INTERNATIONAL

Asset and Debt



$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
(000's)

	Assets	Debt
Q1 2011	$425,923	$225,903
Q1 2012	$431,524	$206,624

Revenue and Adj. EBITDA



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
(000's)

	Revenue	Adj EBITDA
Q1 2011	$54,242	$6,215
Q1 2012	$62,652	$9,342

5 Year Selected Financial Data

READING INTERNATIONAL

	As of or for the Year Ended December 31,				
	2011	2010	2009	2008	2007
Revenue	$ 245,805	$ 230,119	$ 217,014	$ 197,054	$ 119,235
Operating income (loss)	$ 18,410	$ 13,166	$ 13,922	$ (2,288)	$ 5,149
Income from discontinued operations	$ 1,656	$ -	$ -	$ -	$ 1,912
Net income (loss)	$ 10,896	$ (12,034)	$ 6,482	$ (16,189)	$ (1,100)
Net income (loss) attributable to Reading International, Inc.	$ 9,956	$ (12,650)	$ 6,094	$ (16,809)	$ (2,103)
Basic earnings (loss) per share	$ 0.44	$ (0.56)	$ 0.27	$ (0.75)	$ (0.09)
Diluted earnings (loss) per share	$ 0.43	$ (0.56)	$ 0.27	$ (0.75)	$ (0.09)

Other Information:

	2011	2010	2009	2008	2007
Shares outstanding	22,806,838	22,804,313	22,588,403	22,482,605	22,482,605
Total assets	$ 430,764	$ 430,349	$ 406,417	$ 371,870	$ 346,071
Total debt	$ 209,614	$ 228,821	$ 226,993	$ 239,162	$ 177,195
Working capital (deficit)	$ (25,491)	$ (57,634)	$ (16,229)	$ 12,516	$ 6,345
Stockholders' equity	$ 124,987	$ 112,639	$ 110,263	$ 69,447	$ 124,197
EBIT	$ 18,664	$ 13,900	$ 22,618	$ 1,030	$ 8,098
Depreciation and amortization	$ 16,960	$ 15,914	$ 15,168	$ 18,558	$ 11,921
EBITDA	$ 35,624	$ 29,814	$ 37,786	$ 19,588	$ 20,019
Debt to EBITDA	5.88	7.67	6.01	12.21	8.85
Capital expenditure (including acquisitions)	$ 9,376	$ 19,371	$ 5,686	$ 75,167	$ 42,414
Number of employees at 12/31	2,263	2,109	2,207	1,986	1,383

Source: Company 10K Dec 31, 2011

2001 to 2011 Yearly Financial Trend
In US$

READING INTERNATIONAL



Revenue & Adj EBITDA
(000's)
Assets & Debt
(000's)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Assets	$170,595	$182,772	$222,866	$230,227	$253,057	$289,231	$346,071	$371,870	$406,417	$430,349	$430,764
Debt	$42,382	$50,240	$71,145	$83,252	$109,320	$130,212	$175,648	$237,615	$226,155	$227,983	$208,776
Revenue	$70,291	$86,487	$93,739	$102,982	$103,547	$106,124	$119,235	$197,054	$217,014	$230,119	$245,805
Adj EBITDA	$(3,707)	$3,532	$6,909	$9,399	$6,022	$17,046	$18,919	$19,777	$31,436	$31,491	$37,271

Thank You